UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 18, 2004

                      Date of earliest event reported: N.A.


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                  75-2217002
      (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                   Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                   79065
 (Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                     UNITED MEDICORP, INC. AND SUBSIDIARIES


Item 5. Other Events

     On March 16, 2004, the Registrant issued a press release stating that it had been notified by management at Presbyterian Healthcare Services ("PHS") that the Registrant was not selected as one of the vendors to provide ongoing services for PHS. Total revenues earned by the Registrant from PHS during the year ended December 31, 2003 were $2,433,565, which represented 62% of the Registrant's total revenue for the year. The Registrant was also informed that PHS would continue to place business with the Registrant through March 31, 2004. A copy of the complete press release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

     (c)   Exhibits

           Exhibit Number                 Description
           --------------                 -----------

               99.1 Press release issued by the Registrant on March 16, 2004



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By: /s/ Nathan Bailey                              Date: March 18, 2004
    ------------------------------                       --------------
    Nathan Bailey
    Vice President and Controller
    (Principal Accounting Officer)